                                                                                                     EXECUTION COPY

DATE:                                      February 27, 2007
TO:                                        Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH2 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the
                                           Class M Certificateholders under the Pooling and Servicing
                                           Agreement identified below ("PARTY A")

ATTENTION:                                 RALI Series 2007-QH2

FROM:                                      Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH2 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.       This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the series  supplement  (the
"Series  Supplement"),  dated as of February 1, 2007,  to the standard  terms of pooling and  servicing  agreement, dated as of December 1, 2006 (the  "Standard  Terms",  and together  with the Series  Supplement,  the "Pooling and
Servicing Agreement"),  among Residential Accredit Loans, Inc., as depositor,  Residential Funding Company, LLC, as master  servicer,  and Deutsche  Bank Trust Company  Americas,  as trustee.  Each  reference to a "Section" or to a
"Section"  "of this  Agreement"  will be  construed  as a  reference  to a Section  of the 1992  ISDA  Form  Master
Agreement.  Each  capitalized term used herein that is not defined herein or in the 1992 ISDA Form Master Agreement shall have the meaning  defined in the Pooling and  Servicing  Agreement.  Notwithstanding  anything  herein to the contrary,  should any  provision  of this  Agreement  conflict  with any  provision  of the Pooling  and  Servicing
Agreement, the provision of the Pooling and Servicing Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     March 25, 2037 subject to  adjustment  in  accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.
               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  REMIC  I  Available
                                                     Distribution  Amount  (less the  amount  distributable  on such
                                                     Distribution  Date in respect of REMIC IV Regular  Interest IO)
                                                     that   would   have   remained   had  the  REMIC  I   Available
                                                     Distribution  Amount  (less the  amount  distributable  on such
                                                     Distribution  Date in respect of REMIC IV Regular  Interest IO)
                                                     been   applied   on  such   Distribution   Date  to  make   the
                                                     distributions for such Distribution Date under  Section 4.02(c)
                                                     clauses  (i)  through   (ix)  of  the  Pooling  and   Servicing
                                                     Agreement,  the sum of (I) Accrued Certificate  Interest on the
                                                     Class SB     Certificates,     (II) the     amount    of    any
                                                     Overcollateralization  Reduction  Amount  and  (III)  for  each
                                                     Distribution  Date after the Certificate  Principal  Balance of each Class of Class A  Certificates  and  Class M  Certificates
                                                     has been  reduced to zero,  the  Overcollateralization  Amount,
                                                     (B) from  prepayment  charges  on  deposit  in the  Certificate
                                                     Amount,  any prepayment  charges received on the Mortgage Loans during  the  related  Prepayment  Period  and  (C)  the  amount distributable  on  such  Distribution  Date in  respect  of the
                                                     REMIC IV Regular Interest IO.

               PARTY B PAYMENTS:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement
               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.
3.       Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)  "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)  "Specified  Transaction" is not applicable to Party A or Party B for any purpose,  and,  accordingly,  Section
     5(a)(v) shall not apply to Party A or Party B.

(c)  The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)  The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)  With  respect to Party A and Party B, the  "Bankruptcy"  provision  of Section  5(a)(vii)(2)  of the ISDA Form
     Master Agreement will be deleted in its entirety.

(f)  The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)  Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)  Market Quotation will apply.

(ii) The Second Method will apply.

(h)  "Termination Currency" means United States Dollars.

(i)  The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)  Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be required to pay any additional amounts referred to therein.

2)       Tax Representations.

(a)  Payer Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of Party A and
     Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

(i)  the accuracy of any  representations  made by the other party pursuant to Section 3(f) of the ISDA Form Master
     Agreement;

(ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement
     and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or
     4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the  satisfaction  of the  agreement  of the other party  contained  in Section  4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b)  Payee Representations.  For the purpose of Section 3(f) of the ISDA Form Master Agreement, Party A and Party B
     make the following representations: None

3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)      Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) actual knowledge
                           the other party to make                 that such form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RALI Series 2007-QH2 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Supplemental Interest Trust
                                 Trustee for the benefit of the
                                 RALI Series 2007-QH2 Supplemental Interest Trust
                                 Attn:    RALI Series 2007-QH2 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile:              301-664-6901

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RALI Series 2007-QH2 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Supplemental Interest Trust Trustee for the benefit of the
                                 RALI Series 2007-QH2 Supplemental Interest Trust
                                 Attn:    RALI Series 2007-QH2 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile No.:          301-664-6901

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

(c)  Offices.  The provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)  Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor
     Party B is a Multibranch. Party.

(e)      Calculation Agent. The Calculation Agent is Party B.

(f)      Credit Support Document.

                                    Not Applicable

(g)      Credit Support Provider.

                                    Not Applicable

(h)  Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without regard to the conflict of law provision thereof,  other than
     New York General Obligations Law Sections 5-1401 and 5-1402.

(i)  Non-Petition.  Party A and  Party B each  hereby  irrevocably  and  unconditionally  agrees  that it will  not institute  against,  or join any other  person in  instituting  against or cause any other person to institute against RALI Series 2007-QH2 Trust, Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-QH2, or the
     other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar proceeding under the laws of the United  States,  or any other  jurisdiction  for the  non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates and the expiration of a period of one year plus ten days
     (or, if longer, the applicable preference period) following such payment.

(j)  Severability. If any term, provision,  covenant, or condition of this Agreement, or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this
     Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject  matter of this  Agreement  and the  deletion  of such  portion of this  Agreement  will not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)  Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all  communications  between officers or employees of the parties,  waives any further  notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)  Waiver of Jury Trial.  Each party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)  Set-Off Notwithstanding any provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other party  hereunder  against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in
     Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n)  This Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)  Trustee  Liability  Limitations.  It is expressly  understood  and agreed by the parties  hereto that (a) this
     Agreement is executed and delivered by Deutsche Bank Trust Company  Americas,  not  individually or personally but solely as Trustee of Party A and Party B, in the exercise of the powers and authority conferred and vested in it and that Deutsche  Bank Trust Company  Americas  shall perform its duties and  obligations  hereunder in accordance  with the standard of care set forth in Article VIII of the Pooling and  Servicing  Agreement,  (b)
     each of the  representations,  undertakings  and agreements  herein made on the part of Party A and Party B is made and intended not as personal representations,  undertakings and agreements by Deutsche Bank Trust Company
     Americas  but is made and  intended  for the purpose of binding  only Party A and Party B, (c) nothing  herein contained shall be construed as creating any liability on Deutsche Bank Trust Company  Americas,  individually or personally,  to perform any covenant either expressed or implied contained herein,  all such liability,  if any, being expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto;  provided  that nothing in this  paragraph  shall relieve  Deutsche  Bank Trust Company  Americas from performing its duties and  obligations  hereunder and under the Pooling and Servicing  Agreement in accordance with the standard of care set forth therein,  and (d) under no circumstances shall Deutsche Bank Trust Company
     Americas  be  personally  liable for the payment of any  indebtedness  or expenses of Party A or Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by
     Party A or Party B under  this  Agreement  or any other  related  documents;  provided,  that  nothing in this paragraph  shall relieve  Deutsche Bank Trust Company  Americas  from  performing  its duties and  obligations hereunder  and under the Pooling and  Servicing  Agreement in  accordance  with the standard of care set forth herein and therein.

5)   "Affiliate".  Party A and Party B shall be deemed to not have any Affiliates  for purposes of this  Agreement, including for purposes of Section 6(b)(ii).

6)   Section 3 of the ISDA Form Master  Agreement  is hereby  amended by adding at the end  thereof  the  following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

(ii)     It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

(5)      Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QH2 Swap
                           PAYMENTS TO PARTY B:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QH2 Swap
Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH2 Supplemental
                                                     Interest Trust, acting on behalf of the Class SB
                                                     Certificateholders

                                                     By:               /s/ Amy Stoddard
                                                              Name:    Amy Stoddard
                                                              Title:   Authorized Signer

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH2 Supplemental
                                                     Interest Trust, acting on behalf of the Class A
                                                     Certificateholders, and the Class M Certificateholders

                                                     By:               /s/ Amy Stoddard
                                                              Name:    Amy Stoddard
                                                              Title:   Authorized Signer